Employee Benefit Plans (Net Postretirement Benefit Expense) (Detail) (Other Postretirement Benefit Plans, Defined Benefit [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Other Postretirement Benefit Plans, Defined Benefit [Member]
Service cost	$ 0.1	$ 0.1	$ 0.1
Interest cost	0.2	0.2	0.3
Amortization of prior service cost	0	0	(0.1)
Amortization of net loss	0.1	0	0.1
Net postretirement benefit expense	$ 0.4	$ 0.3	$ 0.4